EQUITY AND EARNINGS PER SHARE	9 Months Ended
Sep. 30, 2013
Equity And Earnings Per Share
EQUITY AND EARNINGS PER SHARE

10. EQUITY AND EARNINGS PER SHARE

Equity and Dividends

On April 26, 2013, Newcastle announced that its board of directors had formally declared the distribution of shares of common stock of New Residential, a then wholly owned subsidiary of Newcastle. Following the spin-off, New Residential is an independent, publicly-traded REIT primarily focused on investing in residential mortgage related assets. The spin-off was completed on May 15, 2013 and New Residential began trading on the New York Stock Exchange under the symbol “NRZ.” The spin-off transaction was effected as a taxable pro rata distribution by Newcastle of all the outstanding shares of common stock of New Residential to the stockholders of record of Newcastle as of May 6, 2013. The stockholders of Newcastle as of the record date received one share of New Residential common stock for each share of Newcastle common stock held.

On April 29, 2013, New Residential’s certificate of incorporation was amended so that its authorized capital stock now consists of 2,000,000,000 shares of common stock, par value $0.01 per share, and 100,000,000 shares of preferred stock, par value $0.01 per share. At the time of the completion of the spin-off, there were 253,025,645 outstanding shares of common stock which was based on the number of Newcastle’s shares of common stock outstanding on May 6, 2013 and a distribution ratio of one share of New Residential common stock for each share of Newcastle common stock.

On June 3, 2013, New Residential declared a quarterly dividend of $0.07 per common share, or $17.7 million, for the quarter ended June 30, 2013, based on earnings for the period May 16, 2013 to June 30, 2013, which was paid in July 2013. On September 17, 2013, New Residential declared a quarterly dividend of $0.175 per common share, or $44.3 million, for the quarter ended September 30, 2013, which was paid in October 2013.

Approximately 5.3 million shares of New Residential’s common stock were held by Fortress, through its affiliates, and its principals at September 30, 2013.

Options

Effective upon the spin-off, New Residential has a Nonqualified Stock Option and Incentive Award Plan (the “Plan”) which provides for the grant of equity-based awards, including restricted stock, stock options, stock appreciation rights, performance awards, tandem awards and other equity-based and non-equity based awards, in each case to the Manager, and to the directors, officers, employees, service providers, consultants and advisor of the Manager who perform services for New Residential, and to New Residential’s directors, officers, service providers, consultants and advisors. New Residential has initially reserved 30,000,000 shares of its common stock for issuance under the Plan; on the first day of each fiscal year beginning during the ten-year term of the Plan in and after calendar year 2014, that number will be increased by a number of shares of New Residential’s common stock equal to 10% of the number of shares of common stock newly issued by New Residential during the immediately preceding fiscal year (and, in the case of fiscal year 2013, after the effective date of the Plan). New Residential’s board of directors may also determine to issue options to the Manager that are not subject to the Plan, provided that the number of shares underlying any options granted to the Manager in connection with capital raising efforts would not exceed 10% of the shares sold in such offering and would be subject to NYSE rules.

Prior to the spin-off, Newcastle had issued options to the Manager in connection with capital raising activities. In connection with the spin-off, 21.5 million options that were held by FIG LLC, (the Manager), or by the directors, officers or employees of the Manager, were converted into an adjusted Newcastle option and a new New Residential option. The exercise price of each adjusted Newcastle option and New Residential option was set to collectively maintain the intrinsic value of the Newcastle option immediately prior to the spin-off and to maintain the ratio of the exercise price of the adjusted Newcastle option and the New Residential option, respectively, to the fair market value of the underlying shares as of the spin-off date, in each case based on the five day average closing price subsequent to the spin-off date.

As a result of a resignation, a former employee of the Manager exercised 307,833 options with a weighted average exercise price of $3.08 on September 3, 2013. Upon exercise, 160,634 shares of common stock of New Residential were issued, reflecting the $1.0 million aggregate intrinsic value of the exercisable options. In addition, 192,167 unvested options and 2,170 vested options were forfeited by the employee and transferred back to the Manager.

New Residential’s outstanding options at September 30, 2013 consisted of the following:

	Number of Options	Strike Price	Maturity Date
	304,604	12.28	12/01/13
	328,350	14.17	01/09/14
	343,275	13.86	05/25/14
	162,500	16.95	11/22/14
	330,000	15.97	01/12/15
	2,000	16.68	08/01/15
	170,000	15.87	11/01/16
	242,000	16.90	01/23/17
	456,000	14.96	04/11/17
	1,580,166	3.29	03/29/21
	2,424,833	2.49	09/27/21
	2,000	2.74	12/20/21
	1,867,167	3.41	04/03/21
	2,265,000	3.67	05/21/22
	2,499,167	3.67	07/31/22
	5,750,000	5.12	01/11/23
	2,300,000	5.74	02/15/23
	8,000	6.79	06/02/23

Total/Weighted Average	21,035,062	$5.35

As of September 30, 2013, New Residential’s outstanding options were summarized as follows:

Held by the Manager	17,893,795
Issued to the Manager and subsequently transferred to certain of the Manager’s employees	3,129,267
Issued to the independent directors	12,000

Total	21,035,062

Income and Earnings Per Share

Net income earned prior to the spin-off is included in additional paid-in capital instead of retained earnings since the accumulation of retained earnings began as of the date of spin-off.

New Residential is required to present both basic and diluted earnings per share (“EPS”). Basic EPS is calculated by dividing net income by the weighted average number of shares of common stock outstanding. Diluted EPS is computed by dividing net income by the weighted average number of shares of common stock outstanding plus the additional dilutive effect, if any, of common stock equivalents during each period. New Residential’s common stock equivalents are its outstanding stock options. During the three and nine months ended September 30, 2013, based on the treasury stock method, New Residential had 6,816,497 and 3,508,415 dilutive common stock equivalents, respectively. During the three and nine months ended September 30, 2012, New Residential did not have any dilutive common stock equivalents outstanding.

For the purposes of computing EPS for periods prior to the spin-off on May 15, 2013, New Residential treated the common shares issued in connection with the spin-off as if they had been outstanding for all periods presented, similar to a stock split. For the purposes of computing diluted EPS for periods prior to the spin-off on May 15, 2013, New Residential treated the 21.5 million options issued on the spin-off date as a result of the conversion of Newcastle options as if they were granted on May 15, 2013 since no New Residential awards were outstanding prior to that date.